                                                                  EXHIBIT 10.138


January 8, 2002


TO: US BANK

ATTENTION:     BRIAN HALLE
PHONE NUMBER:  949 863-2378

Ladies and Gentlemen:

You are hereby authorized and directed to furnish to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., 222 NORTH LASALLE STREET, 17TH FLOOR, CHICAGO, IL 60601 ("MLBFS"):

1. A payroll letter in the form attached hereto setting forth the amounts necessary to pay off all loans and obligations of the undersigned to you and the other information set forth on said form; and

2. Such information about the undersigned's loans and obligations, credit history and the relationship between you and the undersigned as may be requested by MLBFS.

If and when all of the undersigned's said loans and obligations have been fully paid and satisfied, please forward UCC and/or other applicable lien terminations directly to MLBFS.

Very truly yours,

OPTIMUMCARE CORPORATION

By:    Edward A. Johnson
Title: Chairman of the Board

                                     US BANK
                                  PAYOFF LETTER

DATE: 1/14/02

Merrill Lynch Business Financial Services, Inc.
222 North LaSalle Street, 17th Floor
Chicago, IL 60601

Ladies and Gentlemen:

In accordance with the request of OPTIMUMCARE CORPORATION ("Customer"), the following are the amounts necessary to fully pay off all loans and other obligations of Customer to US Bank:

Loan No(s): 2784-18/26
Balance of Principal & Interest as of 0, 2002: $ 0
Per Diem Interest: $ 0

Funds to pay off said loan(s) should be wire transferred to:

US BANK
Bank Address: 4100 Newport Place, Suite 120, Newport Beach, CA   92660
Routing #:
Account Name: OptimumCare Corporation
Attention:    Brian Halle
Phone #:      949 863-2378

Upon our receipt of the above referenced wire transfer, all security interests, mortgages, deeds of trust and other liens or encumbrances that we may have with respect to property of Customer will immediately terminate and cease to be effective. We shall not at any time after the date hereof take or authorize any action to be taken which would continue or amend such security interests which are to be so terminated and released.

We hereby authorize Merrill Lynch Business Financial Services Inc. ("MLBFS"), to (at any time after our receipt of the above referenced wire transfer) file on our behalf, as secured party of record, any amendment, termination of such other financing statement as deemed necessary or desirable to terminate and release any financing statement or UCC-1 filings for which we are named or listed as the secured party of record and for which the Customer is named or listed as the debtor. We acknowledge that while MLBFS is authorized, MLBFS is not obligated to file any such amendment, termination or other financing statement in full or in part, to terminate or release any such financing statements or UCC-1 filings.

We further agree that upon your request, we will execute and deliver to you such statements or other instruments or documents or take such action or actions from time to time as may be necessary and required in order to enable you to effectuate the terminations and releases of all security interests, mortgages, deeds of trust and other liens or encumbrances that we may have with respect to property of Customer.

Very truly yours,

US BANK

By:    Edward A. Johnson
Title: Chairman of the Board

                                                            Private Client Group

                                                          MERRILL LYNCH BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                        222 North LaSalle Street
                                                                      17th Floor
                                                         Chicago, Illinois 60601
                                                                    312-269-1356
[MERRILL LYNCH LOGO]                                         FAX: (312) 499-3254

                                                                 January 8, 2002

Mr. Edward Johnson
OptimumCare Corporation
30011 Ivy Glenn Drive
Suite 219
Laguna Niguel, CA 92677

                Re:WCMA LINE OF CREDIT APPROVAL

Dear Mr. Johnson,

As I believe you know, we have approved the request of OptimumCare Corporation ("Customer") for a WCMA Line of Credit upon the terms and conditions set forth in the enclosed documents ("Loan Documents").

For your information, the following are some of the principal terms of the approval:

         MAXIMUM WCMA LINE OF CREDIT: An amount equal to the lesser of : (A) $1,500,000.00, or (B) 80% of Customer's Accounts and Chaltel Paper, as shown on its regular books and records (excluding Accounts over 90 days old, directly or indirectly due from any person or entity not domiciled in the United States or from any shareholder, officer or employee of Customer or any affiliated entity).

         WCMA INTEREST RATE: Variable at a per annum rate equal to the sum of 2.75% plus the one-month LIBOR (as published in The Wall Street Journal), based upon actual days elapsed over a 360-day year.

         INITIAL EXPIRATION DATE: January 31, 2003 (subject to renewal annually thereafter).

         ANNUAL WCMA LINE FEE: $3,750.00

Please refer to the Loan Documents for a complete statement of the terms.

In addition to conditions set forth in the Loan Documents, our approval is subject to:

(a) The payment by Customer of an en amount equal to the greater of the cost of all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights thereunder or $150.00 (the "Search Deposit") to cover the cost of all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights thereunder. To the extent the Search Deposit has not been received by MLBFS, Customer hereby authorizes MLBFS, at its option, to either cause the Search Deposit or any remaining outstanding balance thereof to be paid on the Activation Date with a WCMA Loan, or Invoice Customer for such Line Fee (in which event Customer shall pay said fee within 5 Business Days after receipt of such invoice).

(b) The valid subscription and continued maintenance by Customer of a Working Capital Management Account with Merrill Lynch, Pierce, Fenner and Smith incorporated for use in connection with the WCMA Line of Credit, which subscription and maintenance shall be evidenced on Merrill Lynch's computer system.

OptimumCare Corporation
January 7, 2002
Page No. 2

(c) Our receipt of all of the Loan Documents together with any additional documents contemplated thereby or otherwise reasonably required by us, all of which shall be duly executed and, if applicable, recorded, and all of which shall be in form and substance satisfactory to us.

(d) Acceptance by us in writing of the executed Loan Documents at our office in Chicago after review and a final determination by us of the consistency of the Loan Documents with our original internal credit approval. (Without limiting the foregoing, it should be understood that prior to such acceptance we are not bound by any clerical or other errors in or omissions from the Loan Documents.)

(e) Our continuing satisfaction with the financial condition of Customer.

(f) There not occurring any event which under the terms of the Loan Documents would constitute a Default.

(g) Evidence satisfactory to us of the perfection and priority of any liens required by us in the Loan Documents.

(h) Our receipt and satisfaction with a payoff letter from US Bank setting forth: (i) a payoff balance as of a specified date; (ii) a per diem interest charge; (iii) wire transfer instructions; and (iv) a statement that upon receipt of the payoff amount said bank will terminate all of its liens and security interests on Customer's assets, and remit stamped copies of UCC Termination Statements and/or other appropriate documents evidencing said termination to us. A form of payoff letter is enclosed.

(h) Our receipt of a Certificate of Insurance satisfactory to us evidencing a policy or policies of physical damage insurance on the tangible collateral described in the Loan Documents, and providing that losses shall be payable to us as our interests may appear pursuant to a Lender's Loss Payable Endorsement, and that we shall receive not less than 10 days prior notice of any cancellation or material amendment.

(i) Our receipt of evidence that the initial WCMA Loan will be in an amount equal to or greater than $5,000.00.

In addition to the foregoing, our approval is subject to our receipt (where applicable) and satisfaction with the following:

A financial reference.

Our approval will remain open subject to said conditions until February 8, 2002, after which time it shall be void.

Note that the Loan Documents require an initial WCMA Line Fee of $3,750.00. We acknowledge the receipt of Customer's check no. 1430 in the amount of $3,750.00. A portion of this fee, in the amount of $150.00, will be applied to Customer's Search Deposit Fee with the remaining amount of $3,600.00 to be applied to the Line Fee. The remaining Line Fee of $150.00 will be charged to Customer's WCMA Account after the Loan Documents have been executed and returned to us. Note further that under the terms of the Loan Documents Customer is responsible for UCC filing and search fees and expenses and any taxes in connection with the Loan Documents and/or such filing.

In addition to such Line Fee the Loan Documents require Customer to pay or reimburse MLBFS for the cost of all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights thereunder. To which extent, an initial money deposit of $150.00 has been received and processed as part of Customer's earnest money deposit. Upon receipt of this deposit, MLBFS will conduct or have conducted lien, litigation and other related searches of the proposed borrower and any business entity providing collateral. This deposit has been received and processed as part of Customer's earnest money deposit.

To assist you in completing the Loan Documents, we have affixed a "Sign Here" sticker to each page requiring a signature, and have penciled an "x" in front of each signature line.

                                 MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC.

OptimumCare Corporation
January 7, 2002
Page No. 3


In order to minimize signature requirements, we normally seek only one copy of each of the Loan Documents. After the WCMA Line of Credit has been activated, we will return a fully executed duplicate copy for your records.

Although we will endeavor to make the WCMA Line of Credit available as soon as feasible after the conditions of our approval have been met, there may be system delays of up to several days until actual availability. Accordingly, we suggest that you contact us prior to your initial use of the WCMA line.

If you have any questions about our approval or the structure or terms of the facility, please call Ryan Helm at 312-269-3260. If you have any questions about the Loan Documents, please call me at 312-269-1356.

Very truly yours,

MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC.


By:    /s/ Kathy Thomas
    -------------------------------------
       Kathleen Thomas
       Senior Documentation Manager


cc: Tanya Spoelstra
    Tiffany Gaston

[CHECK]
                                                               CHECK NUMBER 1430

          OPTIMUMCARE CORPORATION
            30011 IVY GLENN DR. [PHONE NUMBER ILLEGIBLE]
          LAGUNA NIGUEL, CA 92477

               THREE THOUSAND SEVEN HUNDRED FIFTY AND 00/100

PAY

  TO           MERRILL LYNCH BUSINESS FINANCIAL           DATE          AMOUNT
  THE          SERVICES, INC.                           12/10/01       $3,750.00
 ORDER         222 N. LASALLE STREET, 17TH FLOOR
  OF           CHICAGO, IL  60601

                                                      [SIGNATURE ILLEGIBLE]
                                                  ------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                        DETACH AND RETAIN THIS STATEMENT

OPTIMUMCARE CORPORATION

    DATE      INVOICE NO.         DESCRIPTION         AMOUNT          DEDUCTIONS           NET AMOUNT
                                                                ----------------------
                                                                PARTICULARS     AMOUNT
---------------------------------------------------------------------------------------------------------
  12/10/01                    NEW ACCOUNT.


                                                     $3,600.00 TO 22D-07H06
                                                      $150.00 TO LEXIS FEES

[MERRILL LYNCH LOGO]                                     SECRETARY'S CERTIFICATE
--------------------------------------------------------------------------------

The undersigned hereby certifies to MERRILL LYNCH FINANCIAL SERVICES INC. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of OPTIMUMCARE CORPORATION, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the 12/6/01 day of 2002 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that this Corporation is authorized and empowered, now and from time to time hereafter, to borrow and/or obtain credit from, and/or enter into other financial arrangements with, MERRILL LYNCH FINANCIAL SERVICES INC. ("MLBFS"), and in connection therewith to grant to MLBFS liens and security interests on any or all property belonging to this Corporation; all such transactions to be on such terms and conditions as may be mutually agreed from time to time between this Corporation and MLBFS; and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered to: (a) execute and deliver to MLBFS on behalf of this Corporation any and all loan agreements, promissory notes, security agreements, pledge agreements, financing statements, mortgages, deeds of trust, leases and/or all other agreements, instruments and documents required by MLBFS in connection therewith, and any present or future extensions, amendments, supplements, modifications and restatements thereof; all in such form as any such officer shall approve, as conclusively evidenced by his or her signature thereon, and (b) do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and Agreements of this Corporation in connection therewith; and any and all prior acts of each of said officers in these premises are hereby ratified and confirmed in all respects; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repeated in any manner, are not in conflict with any agreement or said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the signatures of said officers:

         President:
                    --------------------------------------------

         Vice President:
                         ---------------------------------------

         Treasurer:
                    --------------------------------------------

         Secretary: /s/ [SIGNATURE ILLEGIBLE]
                    --------------------------------------------

         Chairman of the Board: /s/ [SIGNATURE ILLEGIBLE]
                    --------------------------------------------

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said Corporation hereto, pursuant to due authorization all as of this 1 day of 8, 2002.

                                        /s/ [SIGNATURE ILLEGIBLE]
(Corporate Seal)                        ----------------------------------------
                                                       Secretary

                        Printed Name:   [ILLEGIBLE]
                                        ----------------------------------------

[MERRILL LYNCH LOGO]                                     SECRETARY'S CERTIFICATE
--------------------------------------------------------------------------------

The undersigned hereby certifies to MERRILL LYNCH FINANCIAL SERVICES INC. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of OPTIMUMCARE CORPORATION, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the 12/6/01 day of 2002 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that this Corporation is authorized and empowered, now and from time to time hereafter, to borrow and/or obtain credit from, and/or enter into other financial arrangements with, MERRILL LYNCH FINANCIAL SERVICES INC. ("MLBFS"), and in connection therewith to grant to MLBFS liens and security interests on any or all property belonging to this Corporation; all such transactions to be on such terms and conditions as may be mutually agreed from time to time between this Corporation and MLBFS; and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered to: (a) execute and deliver to MLBFS on behalf of this Corporation any and all loan agreements, promissory notes, security agreements, pledge agreements, financing statements, mortgages, deeds of trust, leases and/or all other agreements, instruments and documents required by MLBFS in connection therewith, and any present or future extensions, amendments, supplements, modifications and restatements thereof; all in such form as any such officer shall approve, as conclusively evidenced by his or her signature thereon, and (b) do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and Agreements of this Corporation in connection therewith; and any and all prior acts of each of said officers in these premises are hereby ratified and confirmed in all respects; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repeated in any manner, are not in conflict with any agreement or said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the signatures of said officers:

         President: /s/ [SIGNATURE ILLEGIBLE]
                    --------------------------------------------

         Vice President:
                         ---------------------------------------

         Treasurer:   [SIGNATURE ILLEGIBILE]
                    --------------------------------------------

         Secretary:
                    --------------------------------------------
                                                                CHIEF EXECUTIVE
                            [SIGNATURE ILLEGIBLE]            OFFICER & DIRECTOR
         ----------------: --------------------------------(PRINCIPAL FINANCIAL
         Additional Title                                 & ACCOUNTING OFFICER)

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said Corporation hereto, pursuant to due authorization all as of this 1 day of 8, 2002.

(Corporate Seal)                        ----------------------------------------
                                                       Secretary

                        Printed Name:
                                        ----------------------------------------

                                                                         CODE 55


[MERRILL LYNCH LOGO]                                     PAYMENT AUTHORIZATION
--------------------------------------------------------------------------------

     The undersigned hereby authorizes and directs MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to charge to and pay out of the undersigned's WCMA Account No ??D-07H06 all amounts necessary.

Disburse the following amount according to the below instructions:

$     5,000.00       (disbursement must be no less than $5,000.00)
 -------------------

Please provide wiring or check instructions:


For wire
--------

Bank name and address

Bank ABA Number

Account No. at bank

Account title


For Check
---------

Payable to:        OPTIMUMCARE CORPORATION

Dollar amount:     $5,000.00

Forward check to:  30011 IVY GLENN DR.
                   [ILLEGIBLE]
                   LAGUNA NIGUEL, CA 92677

Dated as of Date   1/22/02
                 -----------

OptimumCare Corporation

By:    /s/ EDWARD A. JOHNSON
    ------------------------------------------------
            Signature (1)        Signature (2)

           EDWARD A JOHNSON
----------------------------------------------------
             Printed Name         Printed name

         CHAIRMAN OF THE BOARD
----------------------------------------------------
                Title                Title

[MERRILL LYNCH LOGO]                                COLLATERAL REMOVAL AGREEMENT
--------------------------------------------------------------------------------

The undersigned Landlord is the record owner and lessor to OPTIMUMCARE CORPORATION ("Tenant") of the real property commonly known as 30011 Ivy Glenn Drive, Suite 219, Laguna Niguel, CA 92677 (the "Premises").

Landlord has been advised that MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") has or is about to extend or continue to extend credit to or for the benefit of Tenant, or for the benefit of a third party based upon the credit and/or collateral of Tenant, and in connection therewith that Tenant has granted or is about to grant to MLBFS a security interest in, among other collateral, the following property of Tenant ("MLBFS' Collateral"):

        All equipment, inventory, removable trade fixtures and other tangible and intangible personal property now and hereafter owned by Tenant.

Among other conditions thereof, MLBFS has required that Landlord execute and deliver this Agreement.

Accordingly, and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord hereby agrees that in the event that MLBFS shall at any time seek to take possession of or remove all or any part of MLBFS' Collateral from the Premises, Landlord will not hinder the same or interfere or object thereto, and Landlord hereby consents to MLBFS' entry upon the Premises for such purposes; provided, however, that: (i) any such removal shall be made during reasonable business hours; (ii) MLBFS shall not, without the prior written consent of Landlord, conduct any public or auction sale on the Premises; and (iii) MLBFS shall promptly at its expense repair any damage to the Premises directly caused by any such removal by MLBFS or its agents of MLBFS' Collateral from the Premises.

This Agreement shall be binding upon and shall inure to the benefit of Landlord and its successors, assigns, heirs and/or personal representatives, as applicable, and MLBFS and its successors and assigns.

Dated as of January 8, 2002.

                                             440 W 1st ST.
Landlord:     GREENWOOD & SON                SUITE 201
          -------------------------------------------
                                             TUSTIN, CA 92680
By:       /s/ EDWARD A. JOHNSON
    -------------------------------------------------
          (Signature 1)           (Signature 2)

              EDWARD A. JOHNSON
-----------------------------------------------------
          (Printed Name)          (Printed Name)

              CHAIRMAN OF THE BOARD
-----------------------------------------------------
          (Title)                 (Title)

[MERRILL LYNCH LOGO]                            WCMA LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

WCMA LOAN AND SECURITY AGREEMENT NO. 22D-07H06 ("Loan Agreement") dated as of January 8, 2002, between OPTIMUMCARE CORPORATION, a corporation organized and existing under the laws of the State of Delaware having its principal office at 30011 Ivy Glenn Drive, Suite 219, Laguna Niguel, CA 92677 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago, IL 60601 ("MLBFS").

In accordance with that certain WORKING CAPITAL MANAGEMENT ACCOUNT AGREEMENT NO. 22D-07HO6 ("WCMA Agreement") between Customer and MLBFS' affiliate, MERRILL LYNCH, PIERCE, FEENER & SMITH INCORPORATED ("MLPF&S"), Customer has subscribed to the WCMA Program described in the WCMA Agreement. The WCMA Agreement is by this reference incorporated as a part hereof. In conjunction therewith and as part of the WCMA Program, Customer has requested the MLBFS provide, and subject to the terms and conditions herein set forth MLBFS has agreed to provide, a commercial line of credit for Customer (the "WCMA Line of Credit").

Accordingly, and in consideration of the premises and of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

                             ARTICLE 1. DEFINITIONS

1.1 SPECIFIC TERMS. In addition to terms defined elsewhere in this Loan Agreement, when used herein the following terms shall have the following meanings:

(a) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(b) "Activation Date" shall mean the date upon which MLBFS shall cause the WCMA Line of Credit to be fully activated under MLPF&S' computer system as part of the WCMA Program.

(c) "Additional Agreements" shall mean all agreements, instruments, document and opinions other than this Loan Agreement, whether with or from Customer or any other party, which are contemplated hereby or otherwise reasonably required by MLBFS in connection herewith, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon the Collateral or any other collateral for the Obligations.

(d) "Annual Certificate of Compliance" shall mean a duly executed certificate, substantially the same form as Exhibit B attached hereto, of the president, chief financial officer or chief executive officer of Customer certifying as to the matters set forth in such Exhibit B. Exhibit B is by this reference incorporated as a part hereof.

(e) "Bankruptcy Event" shall mean any of the following: (i) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer; or (ii) any such proceeding shall be filed against Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or (iii) Customer shall make a general assignment for the benefit of creditors; or (iv) Customer shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or (v) Customer shall be adjudicated a bankrupt or insolvent.

(f) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(g) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents, Instruments, Investment Property and Financial Assets of Customer, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 3.6(b) hereof.

(h)  "Commitment Expiration Date" shall mean February 8, 2002.

(i)  "Default" shall mean either an "Event of Default" as defined in Section
3.5 hereof, or an event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

(j) "Default Interest Rate" shall mean a rate equal to the sum of the "Interest Rate", as determined below, plus two percent(2%) per annum.

(k) "General Funding Conditions" shall mean each of the following conditions to any WCMA Loan by MLBFS hereunder; (i) no Default shall have occurred and be continuing or would result from the making of any WCMA Loan hereunder by MLBFS;
(ii) there shall not have occurred and be continuing any material adverse change in the business or financial condition of Customer; (iii) all representations and warranties of Customer herein or in any Additional Agreements shall then be true and correct in all material respects; (iv) MLBFS shall have received this Loan Agreement and all of the Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS; (v) MLBFS shall have received evidence reasonably satisfactory to it as to the ownership of the Collateral and the perfection and priority of MLBFS' liens and security interests thereon, as well as the ownership of and the perfection and priority of MLBFS' liens and security interests on any other collateral for the Obligations furnished pursuant to any of the Additional Agreements; (vi) MLBFS shall have received evidence reasonably satisfactory to it of the insurance required hereby or by any of the Additional Agreements; and (vii) any additional conditions specified in the "WCMA Line of Credit Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.

(l) "Initial Maturity Date" shall mean the first date upon which the WCMA Line of Credit will expire (subject to renewal In accordance with the terms hereof); to wit: January 31, 2003.

(m) "Interest Due Date" shall mean the last Business Day of each calendar month during the term hereof (or, if Customer makes special arrangements with MLPF&S, the last Friday of each calendar month during the term hereof).

(n) "Interest Rate" shall mean a variable per annum rate of Interest equal to the sum of 2.75% and the One-Month LIBOR. "One-Month LIBOR" shall mean, as of the date of any determination, the interest rate then most recently published In the "Money Rates" section of The Wall Street Journal as the one-month London Interbank Offered Rate. The Interest Rate will change as of the date of publication in The Wall Street Journal of a One-Month LIBOR that is different from that published on the preceding Business Day. In the event that the Wall Street Journal shall, for any reason, fail or cease to publish the One-Month LIBOR, MLBFS will choose a reasonably comparable Index or source to use as the basis for the Interest Rate. Upon the occurrence and during the continuance of a Default, the Interest Rate with respect the WCMA Line of Credit may be increased to the "Default Interest Rate", as herein provided.

(0) "Line Fee" shall mean a fee of $3,750.00 payable periodically by Customer to MLBFS in accordance with the provisions of Section 2.2(k) hereof.

(p) "Location of Tangible Collateral" shall mean the address of Customer set forth at the beginning of this Loan Agreement, together with any other address or addresses set forth on an exhibit hereto as being a Location of Tangible Collateral.

(q) "Maturity Date" shall mean the date of expiration of the WCMA Line of Credit.

(r) "Maximum WCMA Line of Credit" shall mean, as of any date of determination thereof, an amount equal to the lesser of:(A) $1,500,000,00, or (B) 80% of Customer's Accounts and Chattel Paper, as shown on its regular books and records (excluding Accounts over 90 days old, directly or indirectly due from any person or entity not domiciled in the United States or from any shareholder, officer or employee of Customer or any affiliated entity).

(s) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or Indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and without limiting the foregoing, shall include Interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, Indebtedness and obligations of Customer under this Loan Agreement.

(t) "Permitted Liens" shall mean with respect to the Collateral:(i) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (ii) liens in favor of MLBFS; (iii) liens which will be discharged with the proceeds of the initial WCMA Loan; and (iv) any other liens expressly permitted in writing in writing by MLBFS.

(u) "Renewal Year" shall mean and refer to the 12-month period immediately following the Initial Maturity Date and each 12-month period thereafter.

(v) "WCMA Account" shall mean and refer to the Working Capital Management Account of Customer with MLPF&S Identified as Account No. 22D-07H06 and any successor Working Capital Management Account of Customer with MLPF&S.

(w) "WCMA Loan" shall mean each advance made by MLBFS pursuant to this Loan Agreement.

(x) "WCMA Loan Balance" shall mean an amount equal to the aggregate unpaid principal amount of all WCMA Loans.

1.2 OTHER TERMS. Except as otherwise defined herein; (i) all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC, and (ii) capitalized terms used herein which are defined in the WCMS Agreement shall have the meanings set forth in the WCMA Agreement.

1.3 UCC FILING. Customer hereby authorizes MLBFS to file a record or records (as defined or otherwise specified under the Uniform Commercial Code), including, without limitation, financing statements, in all jurisdictions and with all filing offices as MLBFS may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to MLBFS herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as MLBFS may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the MLBFS herein.

                      ARTICLE II. THE WCMA LINE OF CREDIT

2.1 WCMA PROMISSORY NOTE. FOR VALUE RECEIVED. Customer hereby promises to pay to the order of MLBFS, at the times and in the manner set forth in this Loan Agreement, or in such other manner and at such place as MLBFS may hereafter designate in writing, the following: (a) on the Maturity Date, or if earlier, on the date of termination of the WCMA Line of Credit, the WCMA Loan Balance;
(b) interest at the Interest Rate (or, if applicable, at the Default Interest
Rate) on the outstanding WCMA Loan Balance, from and including the date on which the Initial WCMA Loan is made until the date of payment of all WCMA Loans in full; and (c) on demand, all other sums payable pursuant to this Loan Agreement, including but not limited to, the periodic Line Fee. Except as otherwise expressly set forth herein, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this WCMA Promissory Note and this Loan Agreement.

2.2  WCMA LOANS

(a) ACTIVATION DATA. Provided that: (i) the Commitment Expiration Date shall not then have occurred, and (ii) Customer shall have subscribed to the WCMA Program and its subscription to the WCMA Program shall then be in effect, the Activation Date shall occur on or promptly after the date, following the acceptance of this Loan Agreement by MLBFS at its office in Chicago, Illinois, upon which each of the General Funding Conditions shall have been met or satisfied of any of the conditions herein set forth, or a wavier of any of the terms or conditions hereof, Customer hereby authorizes MLBFS to pay out of and charge to Customer's WCMA Account on the Activation Date any all amounts necessary to fully pay off any bank or other financial Institution having a lien upon any of the Collateral other thana Permitted Lien.

(b) WCMA LOANS. Subject to the terms and conditions hereof, during the period from and after the Activation Date to the first to occur of the Maturity Date or the date of termination of the WCMA Line of Credit pursuant to the terms hereof, and in addition to WCMA Loans automatically made to pay accrued interest, as hereafter provided: (i) MLBFS will make WCMA Loans to Customer in such amounts as Customer may from time to time request in accordance with the terms hereof, up to an aggregate outstanding amount not to exceed the Maximum WCMA Line of Credit, and (ii) Customer may repay any WCMA Loans in whole or in part at any time, and request a re-borrowing of amounts repaid on a revolving basis. Customer may request such WCMA Loans by use of WCMA Checks, FTS, Visa(R) charges, wire transfers, or such other means of access to the WCMA Line of Credit as may be permitted by MLBFS from time to time; it being understood that so long as the WCMA Line of Credit shall be in effect, any charge or debit to the WCMA Account which but for the WCMA Line of Credit would under the terms of the WCMA Agreement result in an overdraft, shall be deemed a request by Customer for a WCMA Loan.

(c) CONDITIONS OF WCMA LOANS. Notwithstanding the foregoing. MLBFS shall not be obligated to make any WCMA Loan, and may without notice refuse to honor any such request by Customer, if at the time of receipt by MLBFS of Customer's request:
(i) the making of such WCMA Loan would cause the Maximum WCMA Line of Credit to be exceeded; or (ii) the Maturity Date shall have occurred, or the WCMA Line of Credit shall have otherwise been terminated in accordance with the terms hereof; or (iii) Customer's subscription to the WCMA Program shall have been terminated; or (iv) an event shall have occurred and be continuing which shall have caused any of the General Funding Conditions to not then be met or satisfied to the reasonable satisfaction of MLBFS. The making by MLBFS of any WCMA Loan at a time when any one or more of said conditions shall not have been met shall not in any event be construed as a waiver of said condition or conditions or of any Default, and shall not prevent MLBFS at any time thereafter while any condition shall not have been met from refusing to honor any request by Customer for a WCMA Loan.

(d) LIMITATION of LIABILITY. MLBFS shall not be responsible, and shall have no liability to Customer or any other party, for any delay or failure of MLBFS to honor any request of Customer for a WCMA Loan or any other act or omission of MLBFS,MLPF&S or any of their affiliates due to or resulting from any system failure, error or delay in posting or other clerical error, loss of power, fire, Act of God or other cause beyond the reasonable control of MLBFS, MLPF&S or any of their affiliates unless directly arising out of the willful wrongful act or active gross negligence of MLBFS. In no event shall MLBFS be liable to Customer or any other party for any incidental or consequential damages arising from any act or omission by MLBFS, MLPF&S or any of their affiliates in connection with the WCMA Line of Credit or this Loan Agreement.

(e) INTEREST. (i) An amount equal to accrued interest on the WCMA Loan Balance shall be payable by Customer monthly on each Interest Due Date, commencing with the Interest Due Date occurring in the calendar month in which the Activation Date shall occur. Unless otherwise hereafter directed in writing by MLBFS on or after the first to occur of the Maturity Date or the date of termination of the WCMA Line of Credit pursuant to the terms hereof, such interest will be automatically charged to the WCMA Account on the applicable Interest Due Date, and, to the extent not paid with free credit balances or the proceeds of sales of any Money Accounts then in the WCMA Account, as hereafter provided, paid by a WCMA Loan and added to the WCMA Loan Balance. All interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

(ii) Upon the occurrence and during the continuence of any Default, but without limiting the rights and remedies otherwise available to MLBFS hereunder or waiving such Default, the interest payable by Customer hereunder shall at the option of MLBFS accrue and be payable at the Default Interest Rate. The Default Interest Rate, once implemented, shall continue to apply to the Obligations under this Loan Agreement and be payable by Customer until the date such Default is either cured or waived in writing by MLBFS.

(iii) Notwithstanding any provision to the contrary in this Agreement or any of the Additional Agreements, no provision of this Agreement or any of the Additional Agreements shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted to be charged by law ("Excess Interest"). If any Excess Interest is provided for, or is adjudicated as being provided for, in this Agreement or any of the Additional Agreements, then: (A) Customer shall not be obligated to pay any Excess interest; and (B) any Excess Interest that MLBFS may have received hereunder or under any of the Additional Agreements shall, at the option of MLBFS, be:(1) applied as credit against the then unpaid WCMA Loan Balance, (2) refunded to the payer thereof, or (3) any combination of the foregoing.

(f) PAYMENTS. All payments required or permitted to be made pursuant to this Loan Agreement shall be made in lawful money of the United States. Unless otherwise directed by MLBFS, payments on account of the WCMA Loan Balance may be made by the delivery of checks (other than WCMA Checks), or by means of FTS or wire transfer of funds (other than funds from the WCMA Line of Credit) to MLPF&S for credit to Customer's WCMA Account. Notwithstanding anything in the WCMA Agreement to the contrary, Customer hereby irrevocably authorizes and directs MLPF&S to apply available free credit balances in the WCMA Account to the repayment of the WCMA Loan Balance prior to application for any other purpose. Payments to MLBFS from funds in the WCMA Account shall be deemed to be made by Customer upon the same basis and schedule as funds are made available for Investment in the Money Accounts in accordance with the terms of the WCMA Agreement. All funds received by MLBFS from MLPF&S pursuant to the aforesaid authorization shall be applied by MLBFS to repayment of the WCMA Loan Balance. The acceptance by or on behalf of MLBFS of a check or other payment for a lesser amount than shall be due from Customer, regardless of any endorsement or statement thereon or transmitted therewith, shall not be deemed an accord and satisfaction or anything other than a payment on account, and MLBFS or anyone acting on behalf of MLBFS may accept such check or other payment without prejudice to the rights of MLBFS to recover the balance actually due or to pursue any other remedy under this Loan Agreement or applicable law for such balance. All checks accepted by or on behalf of MLBFS in connection with the WCMA Line of Credit are subject to final collection.

(g) IRREVOCABLE INSTRUCTIONS TO MLPF&S. In order to minimize the WCMA Loan Balance, Customer hereby irrevocably authorizes and directs MLPF&S, effective on the Activation Date and continuing thereafter so long as this Agreement shall be in effect; (i) to immediately and prior to application for any other purpose pay to MLBFS to the extent of any WCMA Loan Balance or other amounts payable by Customer hereunder all available free credit balances from time to time in the WCMA Account; and (ii) if such available free credit balances are insufficient to pay the WCMA Loan balance and such other amounts, and there are in the WCMA Account at any time any investments in Money Accounts (other than any investments constituting any Minimum Money Accounts Balance under the WCMA Directed Reserve Program), to immediately liquidate such investments and pay to MLBFS to the extent of any WCMA Loan Balance and such other amounts the available proceeds from the liquidation of any such Money Accounts.

(h) STATEMENTS. MLPF&S will include in each monthly statement it issues under the WCMA Program information with respect to WCMA Loans and the WCMA Loan Balance. Any questions that Customer may have with respect to such information should be directed to MLBFS; and any questions with respect to any other matter in such statements or about or affecting the WCMA Program should be directed to MLPF&S.

(i) USE OF WCMA LOAN PROCEEDS. The proceeds of each WCMA Loan initiated by Customer shall be used by Customer solely for working capital in the ordinary course of its business, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited herby. Customer agrees that under no circumstances will the proceeds of any WCMA Loan be used: (i) for personal, family or household purposes of any person whatsoever, or (ii) to purchase, carry or trade in securities, or repay debt incurred to purchase, carry or trade in securities, whether in or in connection with the WCMA Account, another account of Customer with MLPF&S or an account of customer at any other broker or dealer in securities, or (iii) unless otherwise consented to in writing by MLBFS, to pay any amount to Merrill Lynch and Co., Inc. or any of its subsidiaries, other the Merrill Lynch Bank USA, Merrill Lynch Bank & Trust Co. or any subsidiary of either of them (including MLBFS AND Merrill Lynch Credit Corporation).

(j) RENEWAL AT OPTION OF MLBFS; RIGHT OF CUSTOMER TO TERMINATE. MLBFS may at any time, in its sole discretion and at its sole option, renew the WCMA Line of Credit for one or more Renewal Years; it being understood, however, that no such renewal shall be effective unless set forth in a writing executed by a duly authorized representative of MLBFS and delivered to Customer. Unless any such renewal is accompanied by a proposed change in the terms of the WCMA Line of Credit (other than the extension of the Maturity Date), no such renewal shall require Customer's approval. Customer shall, however, have the right to terminate the WCMA Line of Credit at any time upon written notice to MLBFS.

(k) LINE FEES. (i) In consideration of the extension of the WCMA Line of credit by MLBFS to Customer during the period from the Activation Date to the initial Maturity Date, Customer has paid or shall pay the Line Fee to MLBFS. If the Line fee has not heretofore been paid by Customer, Customer hereby authorizes MLBFS, at its option, to either cause the Line Fee to be paid on the Activation Date with a WCMA Loan, or invoice Customer for such Line Fee
(in which event Customer shall pay said fee within 5 Business Days after receipt of such invoice). No delay in the Activation Date, howsoever caused, shall entitle Customer to any rebate or reduction in the Line Fee or to any extension of the initial Maturity Date.

(l) Customer shall pay an additional Line Fee for each Renewal Year. In connection therewith, Customer hereby authorizes MLBFS, at its option, to either cause each such additional Line Fee to be paid with a WCMA Loan on or at any time after the first Business Day of such Renewal Year or Invoiced to Customer at such time (in which event Customer shall pay such Line Fee within 5 business Days after receipt of such invoice). Each Line Fee shall be deemed fully earned by MLBFS on the date payable by Customer, and no termination of the WCMA Line of Credit, howsoever caused, shall entitle Customer to any rebate or refund of any portion of such Line Fee; provided, however, that if customer shall terminate the WCMA Line of Credit not later than 5 Business Days after the receipt by Customer of notice from MLBFS of a renewal of the WCMA Line of Credit, Customer shall be entitled to a refund of any Line Fee charged by MLBFS for the ensuing Renewal Year.

ARTICLE III. GENERAL PROVISIONS

3.1  REPRESENTATIONS AND WARRANTIES

Customer represents and warrants to MLBFS that:

(a) ORGANIZATION AND EXISTENCE. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) EXECUTION, DELIVERY AND PERFORMANCE. The execution, delivery and performance by Customer of this Loan Agreement and such of the Additional Agreements to which it is a party; (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) NOTICES AND APPROVALS. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer of such of this Loan Agreement and the Additional Agreements to which it is a party.

(d) ENFORCEABILITY. This Loan Agreement and such of the Additional Agreements to which Customer is a party are the legal, valid and binding obligations of Customer, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) COLLATERAL. Except for any Permitted Liens: (i) Customer has good and marketable title to the Collateral, (ii) none of the Collateral is subject to any lien, encumbrance or security interest, and (iii) upon the filing of all Uniform Commercial Code financing statements executed by Customer with respect to the Collateral in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect its liens and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

(f) FINANCIAL STATEMENTS. Except as expressly set forth in Customer's financial statements, all financial statements of Customer furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct in all material respects, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended (subject, in the case of interim unaudited financial statements, to normal year-end adjustments); and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

(g) LITIGATION. No litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against Customer, which would, if adversely determined, materially and adversely affect the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or the continued operations of Customer.

(h) TAX RETURNS. All federal, state and local tax returns, reports and statements required to be filed by Customer have been filed with the appropriate governmental agencies and all taxes due and payable by Customer have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer, or the continued operations of Customer).

(i) COLLATERAL LOCATION. All of the tangible Collateral is located at a Location of Tangible Collateral.

(j) NO OUTSIDE BROKER. Except for employees of MLBFS, MLPF&S or one of their affiliates, Customer has not in connection with the transactions contemplated hereby directly or indirectly engaged or dealt with, and was not introduced or referred to MLBFS by, any broker or other loan arranger.

Each of the foregoing representations and warranties: (i) has been and will be relied upon as an inducement to MLBFS to provide the WCMA Line of Credit, and
(ii) is continuing and shall be deemed remade by Customer concurrently with each request for a WCMA Loan.

3.2 FINANCIAL AND OTHER INFORMATION

(a) Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(i) ANNUAL FINANCIAL STATEMENTS. Within 120 days after the close of each fiscal year of Customer, a copy of the annual audited financial statements of Customer, including in reasonable detail, a balance sheet and statement of retained earnings as at the close of such fiscal year and statements of profit and loss and cash flow for such fiscal year;

(ii) ANNUAL CERTIFICATE OF COMPLIANCE. Within 120 days after the close of each calendar year, an Annual Certificate of Compliance, duly executed by the president, chief financial officer or chief executive officer of the Customer.

(iii) INTERIM FINANCIAL STATEMENTS. Within 45 days after the close of each fiscal quarter of Customer, a copy of the interim financial statements of Customer for such fiscal quarter (including in reasonable detail both a balance sheet as of the close of such fiscal period, and statement of profit and loss for the applicable fiscal period);

(iv) A/R AGINGS. Within 45 days after the close of each fiscal quarter of Customer, a copy of the Accounts Receivable Aging of Customer as of the end of such fiscal quarter;

(v) SEC REPORTS. Customer shall furnish or cause to be furnished to MLBFS not later than 10 days after the date of filing with the Securities and Exchange Commission ("SEC"), a copy of each 10-K, 10-Q and other report required to be filed with the SEC during the term hereof by Customer; and

(vi) OTHER INFORMATION. Such other information as MLBFS may from time to time reasonably request relating to Customer or the Collateral.

(vii) GENERAL AGREEMENTS WITH RESPECT TO FINANCIAL INFORMATION. Customer agrees that except as otherwise specified herein or otherwise agreed to in writing by
MLBFS: (i) all annual financial statements required to be furnished by Customer to MLBFS hereunder will be prepared by either the current independent accountants for Customer or other independent accountants reasonably acceptable to MLBFS, and (ii) all other financial information required to be furnished by Customer to MLBFS hereunder will be certified as correct in all material respects by the party who has prepared such information, and, in the case of internally prepared information with respect to Customer, certified as correct by its chief financial officer.

3.3 OTHER COVENANTS

Customer further covenants and agrees during the term of this Loan Agreement that:

(a) FINANCIAL RECORDS; INSPECTION. Customer will: (i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) TAXES. Customers will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, or the financial condition of Customer or the continued operations of Customer.

(c) COMPLIANCE WITH LAWS AND AGREEMENTS. Customer will not violate any law, regulation or other governmental requirement, and judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, or the financial condition or the continued operations of Customer.

(d) NO USE OF MERRILL LYNCH NAME. Customer will not directly or indirectly publish, disclose or otherwise use in any advertising or promotional material, or press release or interview, the name, logo or any trademark of MLBFS, MLPF&S, Merrill Lynch and Co., Incorporated or any of their affiliates.

(e) NOTIFICATION BY CUSTOMER. Customer shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer; (iii) any information which indicates that any financial statements of Customer fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements; and (iv) any change in Customer's outside accountants. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(f) NOTICE OF CHANGE. Customer shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business or residence of Customer.

(g) CONTINUITY. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Customer shall not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially part of its assets, if any such action would result in either:
(A) a material change in the principal business, ownership or control of Customer, or (B) a material adverse change in the financial condition or operations of Customer; (ii) Customer shall not engage in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; (iv) Customer shall not cause or permit any other person or entity to assume or succeed to any material business or operations of Customer; and (v) Customer shall not cause or permit any material change in its controlling ownership.

(h) INITIAL WCMA LOAN. The initial WCMA Loan shall be in an amount equal to or greater than $5,000.00.

(i) MATERIAL CHANGE. Customer shall notify MLBFS within 30 days, if any material change occurs within the company, including, but not limited to, any cancellation of contracts.

3.4 COLLATERAL

(a) PLEDGE OF COLLATERAL. To secure payment and performance of the Obligations, Customer hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS first liens and security interests in and upon all of the Collateral, subject only to Permitted Liens.

(b) LIENS. Except upon the prior written consent of MLBFS, Customer shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

(c) PERFORMANCE OF OBLIGATIONS. Customer shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Loan Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Customer's said obligations.

(d) SALES AND COLLECTIONS. So long as no Event of Default shall have occurred and be continuing, Customer may in the ordinary course of its business: (i) sell any Inventory normally held by Customer for sale, (ii) use or consume any materials and supplies normally held by Customer for use or consumption, and
(iii) collect all of its Accounts. Customer shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(e) ACCOUNT SCHEDULES. Upon the request of MLBFS, made now or at any reasonable time or times hereafter, Customer shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice or contract number and date of each invoice or contract. Customers shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Customer as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(f) ALTERATIONS AND MAINTENANCE. Except upon the prior written consent of MLBFS, Customer shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Customer shall at all times keep the tangible Collateral in good condition and repair, reasonable wear and tear excepted, and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to any Location of Tangible Collateral, except for any such obligations being contested by Customer in good faith by appropriate proceedings.

(g) LOCATION. Except for movements required in the ordinary course of Customer's business, Customer shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Customer cause or permit any material tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(h) INSURANCE. Customer shall insure all of the tangible Collateral under a policy or policies of physical damage insurance providing that losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable Endorsement and containing such other provisions as may be reasonably required by MLBFS. Customer shall further provide and maintain a policy or policies of comprehensive public liability insurance naming MLBFS as an additional party insured. Customer shall maintain such other insurance as may be required by law or is customarily maintained by companies in a similar business or otherwise reasonably required by MLBFS. All such insurance policies shall provide that MLBFS will receive not less than 10 days prior written notice of any cancellation, and shall otherwise be in form and amount and with an insurer or insurers reasonably acceptable to MLBFS. Customer shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(i) EVENT OF LOSS. Customer shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Customer or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such Collateral shall advise either Customer or MLBFS that it disclaims liability in respect of such Event of Loss, Customer shall, at Customer's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Customer shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or deposit into the WCMA Account an amount equal to the actual cash value of such Collateral as determined by either the insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS; it being further understood that any such deposit shall be accompanied by a like permanent reduction in the Maximum WCMA Line of Credit. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or line reduction, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Customer to either replace such Collateral or make a deposit into the WCMA Account and reduce the Maximum WCMA Line of Credit, as aforesaid.

(j) NOTICE OF CERTAIN EVENTS. Customer shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

(k) INDEMNIFICATION. Customer shall indemnify, defend and save MLBFS harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, collection, possession, use or operation of any Collateral, or (ii) any failure by Customer to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Loan Agreement as to all matters arising or accruing prior to such expiration or termination.

3.5 EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) EXCEEDING THE MAXIMUM WCMA LINE OF CREDIT. If the WCMA Loan Balance shall at any time exceed the Maximum WCMA Line of Credit and Customer shall fail to deposit sufficient funds into the WCMA Account to reduce the WCMA Loan Balance below the Maximum WCMA Line of Credit within five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) OTHER FAILURE TO PAY. Customer shall fail to pay to MLBFS or deposit into the WCMA Account when due any other amount owing or required to be paid or deposited by Customer under this Loan Agreement, or shall fail to pay when due any other Obligations, and any such failure shall continue for more than five
(5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c) FAILURE TO PERFORM. Customer shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement or any of the Additional Agreements (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(d) BREACH OF WARRANTY. Any representation or warranty made by Customer contained in this Loan Agreement or any of the Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

(e) DEFAULT UNDER OTHER AGREEMENT. A default or Event of Default by Customer or any other party providing collateral for the Obligations shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(f) BANKRUPTCY EVENT. Any Bankruptcy Event shall occur.

(g) MATERIAL IMPAIRMENT. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of full payment or performance by Customer of its liabilities or obligations under this Loan Agreement or any of the Additional Agreements to which Customer is a party has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

(h) ACCELERATION OF DEBT TO OTHER CREDITORS. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Customer to another creditor under any indenture, agreement, undertaking, or otherwise.

(i) SEIZURE OR ABUSE OF COLLATERAL. The Collateral, or any material part thereof, shall be or become subject to any material abuse or misuse, or any levy, attachment, seizure or confiscation which is not released within ten (10) Business Days.

3.6 REMEDIES

(a) REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) TERMINATION. MLBFS may without notice terminate the WCMA Line of Credit and all obligations to provide the WCMA Line of Credit or otherwise extend any credit to or for the benefit of Customer (it being understood, however, that upon the occurrence of any Bankruptcy Event the WCMA Line of Credit and all such obligations shall automatically terminate without any action on the part of MLBFS); and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) ACCELERATION. MLBFS may declare the principal of and interest on the WCMA Loan Balance, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all such principal, interest and other Obligations shall automatically become due and payable without any action on the part of MLBFS.

(iii) EXERCISE OTHER RIGHTS. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Loan Agreement and the Additional Agreements.

(iv) POSSESSION. MLBFS may require Customer to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Customer, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Customer.

(v) SALE. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper. MLBFS may purchase any Collateral at any such public sale. The net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Customer or whoever else may be entitled thereto, and with Customer remaining liable for any amount remaining unpaid after such application.

(vi) DELIVERY OF CASH, CHECKS, ETC. MLBFS may require Customer to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Customer at any time in full or partial payment of any Collateral, and require that Customer not commingle any such items which may be so received by Customer with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vii) NOTIFICATION OF ACCOUNT DEBTORS. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(viii) CONTROL OF COLLATERAL. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Customer's name on any item of payment on or proceeds of the Collateral.

(b) SET-OFF. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, financial assets, investment property, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Customer hereby collaterally assign and grants to MLBFS a continuing security interest in all such property as additional Collateral.

(c) POWER OF ATTORNEY. Effective upon the occurrence and during the continuance of an Event of Default. Customer hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purpose of this loan.

Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Customer included in the Collateral.

(d) REMEDIES ARE SEVERABLE AND CUMULATIVE. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

(e) NOTICES. To the fullest extent permitted by applicable law, Customer hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or recording of any sale, and Customer waives all rights of redemption or reinstatement from any such sale. Any notices required under applicable law shall be reasonably and properly given to Customer if given by any of the methods provided herein at least 5 Business Days prior to taking action, MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Customer further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

3.7 MISCELLANEOUS

(a) NON-WAIVER. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement or any of the Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Loan Agreement or any of the Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement or any of the Additional Agreements and any consent to any departure by customer from the terms of this Loan Agreement or any of the Additional Agreements shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) DISCLOSURE. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLBF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer. In connection with said authorization, the parties recognize that in order to provide a WCMA Line of Credit certain information about Customer is required to be made available on a computer network accessible by certain affiliates of MLBFS, including MLBF&S.

(c) COMMUNICATIONS. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) FEES, EXPENSES AND TAXES. Customer shall pay or reimburse MLBFS for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral or any other collateral for the Obligations; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the collection of any sum payable hereunder or under any of the Additional Agreements not paid when due, the enforcement of this Loan Agreement or any of the Additional Agreements and the protection of MLBFS' rights hereunder or thereunder, excluding, however, salaries and normal overhead attributable to MLBFS' employees. Customer hereby authorizes MLBFS, at its option, to either cause any and all such fees, expenses and taxes to be paid with a WCMA Loan, or invoice Customer therefore (in which event Customer shall pay all such fees, expenses and taxes within 5 Business Days after receipt of such invoice). The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) RIGHT TO PERFORM OBLIGATIONS. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the Interest Rate during the period from and including the date funds are so expended by MLBFS to the day of repayment, and all such amounts shall be additional Obligations. The payment or performance by MLBFS of any of Customer's obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(f) FURTHER ASSURANCES. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement or any of the Additional Agreements, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonably judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and delivery to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(g) BINDING EFFECT. This Loan Agreement and the Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement or any of the Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement or the Additional Agreements.

(h) HEADINGS. Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(i) GOVERNING LAW. This Loan Agreement, and, unless otherwise expressly provided therein, each of the Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(j) SEVERABILITY OF PROVISIONS. Whenever possible, each provision of this Loan Agreement and the Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement or any of the Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement and the Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(k) TERM. This Loan Agreement shall become effective on the date accepted by MLBFS at its office in Chicago, Illinois, and, subject to the terms hereof, shall continue in effect so long thereafter as WCMA Line of Credit shall be in effect or there shall be any Obligations outstanding.

(l) COUNTERPARTS. This Loan Agreement may be executed in one or more counterparts which, when taken together constitute one and the same agreement.

(m) JURISDICTION; WAIVER. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS LOAN AGREEMENT (INCLUDING THE WCMA NOTE SET FORTH HEREIN) AND THE ADDITIONAL AGREEMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. CUSTOMER IRREVOCABLY SUBMITS ITSELF TO JURISDICTION IN THE SATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND THE CONVENIENCE OF ANY SUCH FORUM, AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND THE STATE OF ILLINOIS. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE WCMA LINE OF CREDIT, THIS LOAN AGREEMENT, ANY ADDITIONAL AGREEMENTS AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT OF THIS LOAN AGREEMENT. CUSTOMER FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS.

(n) INTEGRATION. THIS LOAN AGREEMENT, TOGETHER WITH THE ADDITIONAL AGREEMENTS, CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. WITHOUT LIMITING THE FOREGOING, CUSTOMER ACKNOWLEDGES THAT EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN: (i) NO PROMISE OR COMMITMENT HAS BEEN MADE TO IT BY MLBFS, MLPF&S OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS OR REPRESENTATIVES TO EXTEND THE AVAILABILITY OF THE WCMA LINE OF CREDIT OR THE MATURITY DATE, OR TO INCREASE THE MAXIMUM WCMA LINE OF CREDIT, OR OTHERWISE EXTEND ANY OTHER CREDIT TO CUSTOMER OR ANY OTHER PARTY; (II) NO PURPORTED EXTENSION OF THE MATURITY DATE, INCREASE IN THE MAXIMUM WCMA LINE OF CREDIT OR OTHER EXTENSION OR AGREEMENT TO EXTEND CREDIT SHALL BE VALID OR BINDING UNLESS EXPRESSLY SET FORTH IN A WRITTEN INSTRUMENT SIGNED BY MLBFS; AND
(III) THIS LOAN AGREEMENT SUPERSEDES AND REPLACES ANY AND ALL PROPOSALS, LETTERS OF INTENT AND APPROVAL AND COMMITMENT LETTERS FROM MLBFS TO CUSTOMER, NONE OF WHICH SHALL BE CONSIDERED AN ADDITIONAL AGREEMENT. NO AMENDMENT OR MODIFICATION OF THIS AGREEMENT OR ANY OF THE ADDITIONAL AGREEMENTS TO WHICH CUSTOMER IS A PARTY SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY BOTH MLBFS AND CUSTOMER.

(O) CALIFORNIA FINANCIAL CODE. This Loan Agreement and the Additional Agreements are made pursuant to Article 4 of Chapter 3 of Division 8 of the CALIFORNIA Financial Code (commencing with Section 22000).

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

OPTIMUMCARE CORPORATION

By:     /s/  EDWARD A. JOHNSON
     -----------------------------------------------------------------
               Signature(1)                  Signature(2)


             EDWARD A. JOHNSON
----------------------------------------------------------------------
               Printed Name                  Printed Name


             CHAIRMAN OF THE BOARD
----------------------------------------------------------------------
               Title                         Title



Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.


By:     /s/[SIGNATURE ILLEGIBLE]
     ----------------------------

                                   EXHIBIT A
ATTACHED TO AND HEREBY MADE A PART OF WCMA LOAN AND SECURITY AGREEMENT NO. 22D-07HD6 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND OPTIMUMCARE CORPORATION
-------------------------------------------------------------------------------

Additional Locations of Tangible Collateral:

[MERRILL LYNCH LOGO]                                  COMPLIANCE CERTIFICATE
--------------------------------------------------------------------------------

To:  Merrill Lynch Business Financial Services Inc. ("MLBFS")
     222 N. LaSalle St.
     17th Floor
     Chicago, IL 60601

The undersigned, on behalf of OPTIMUMCARE CORPORATION ("Customer"), hereby certifies to MLBFS that; (i) he/she is an officer authorized to execute and deliver this certificate on behalf of Customer, and is familiar with the business and financial condition of the Customer; (ii) the financial statements delivered with this Certificate fairly present in all material respects the results of operations and financial condition of Customer; and (iii) to the best of my knowledge and belief, after reasonable investigation, each of the following statements is true and correct as of the date hereof; (a) no Event of Default or event which with the giving of notice, passage of time, or both, would constitute and Event of Default, has occurred or is continuing, (b) no material adverse change in the financial condition of Customer has occurred or is continuing, and (c) the attached annexations, which are hereby incorporated herein by reference, are accurate, true and correct, and do not fail to state any material fact known (or should have been known) to Customer which would, but for the lapse of time, make any such statement or calculation false in any respect.

DATE      1/8/02
     -----------------------


   /s/  EDWARD A JOHNSON
--------------------------------
           Signature


        EDWARD A JOHNSON
--------------------------------
           Printed Name


        CHAIRMAN OF THE BOARD
--------------------------------
           Title

INSTRUCTIONS: IN ACCORDANCE WITH THE TERMS OF THE LOAN AGREEMENT TO WHICH THIS ORIGINAL FORM OF COMPLIANCE CERTIFICATE IS ATTACHED AS EXHIBIT (B), THIS COMPLIANCE CERTIFICATE AND THE ATTACHED ANNEXATIONS MUST BE COMPLETED BY YOU WITHIN. AFTER THE CLOSE OF EACH CALENDAR YEAR, MLBFS EXPECTS YOU TO MAKE COPIES OF THIS ORIGINAL FORM OF COMPLIANCE CERTIFICATE AND SEND THEM TO MLBFS WITHOUT NOTIFICATION OR REMINDER. ADDITIONAL COPIES WILL BE PROVIDED TO YOU UPON REQUEST.